                                                               File No. 811-6071

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         SCHEDULE 14A INFORMATION Proxy
                   Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BT INSTITUTIONAL FUNDS
                             ----------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
       2)     Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)     Proposed maximum aggregate value of transaction:
       5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid: __________________________________________
       2)     Form, Schedule or Registration Statement No.:_____________________
       3)     Filing Party: ____________________________________________________
       4)     Date Filed: ______________________________________________________

                                                                   March 3, 2000

                            BT Institutional Funds
                        Institutional Daily Assets Fund







Dear Shareholder,


I am writing to let you know that a meeting will be held on March 23, 2000 for shareholders to vote on important proposals for the Institutional Daily Assets Fund (the "Fund"). As a shareholder in the Fund, you are entitled to vote on these proposals.

The Proposals

 .    To approve the conversion of the Fund's structure from a stand-alone fund to a master-feeder structure.

 .    To approve or disapprove the new advisory agreements for the newly created portfolio.

 .    To ratify or reject the independent accountants for the Fund and the
     Portfolio for the current fiscal year.

What this means for your investment

 .    If the conversion is approved, the Fund will invest all of its assets in a newly created portfolio, the Daily Assets Portfolio. The master-feeder structure will enable the Daily Assets Portfolio to pursue additional distribution outlets.

 .    The conversion has no effect on the number of shares you own or the value of those shares.

 .    The advisory fees payable under the new advisory agreements have not increased.

 .    The investment objective of your mutual fund investment has not changed.

The BT Institutional Funds' Board of Trustees, whose primary role is to protect your interests as a shareholder, has reviewed the proposals. In the Trustees' opinion, the proposals are fair and reasonable. THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" THE PROPOSALS.

How to vote

CAST YOUR VOTE BY COMPLETING AND SIGNING THE PROXY CARD, UNLESS YOU ARE VOTING BY TELEPHONE. PLEASE MAIL YOUR COMPLETED AND SIGNED PROXY AS SOON AS POSSIBLE, USING THE POSTAGE-PAID ENVELOPE PROVIDED. PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

IF YOU ARE VOTING BY TELEPHONE, PLEASE DIAL THE TOLL-FREE NUMBER ON YOUR PROXY CARD AND FOLLOW THE DIRECTIONS GIVEN BY THE AUTOMATED TOUCH-TONE PHONE SYSTEM.

Any questions?
Please call 1-800-730-1313 if you have any questions about the proposals or voting procedures.



                                                     Sincerely,



                                                     /S/ Daniel O. Hirsch

                                                     Daniel O. Hirsch, Secretary

                                                                   March 3, 2000


                             QUESTIONS AND ANSWERS

                                IMPORTANT NEWS
                  FOR SHAREHOLDERS OF BT INSTITUTIONAL FUNDS

     Here is a brief overview of some matters affecting the Institutional Daily Assets Fund which require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

Q.   What has happened to require a shareholder vote?

A. On December 8, 1999 the Board of Trustees of the Institutional Daily Assets Fund (the "Fund") approved a new investment policy to authorize the Fund to invest all of its investable assets in a specific corresponding series (the "Portfolio") of an open-end management investment company (BT Investment Portfolios), having the same investment objective, policies and restrictions as the Fund. As a fundamental policy, the Fund cannot own more than 10% of the voting securities of any issuer. A shareholder vote is required to change this fundamental policy.

THE BOARD MEMBERS OF THE INSTITUTIONAL DAILY ASSETS FUND RECOMMEND THAT YOU VOTE "FOR" THIS PROPOSAL.

Q. Why do I have to approve a new investment advisory agreement and will that agreement change?

A. All of the investment advisory services will be moved from the Fund to the Portfolio. Therefore, the Fund will no longer need an advisory agreement, but the Portfolio will need an agreement. The provisions of the agreement will remain substantially the same, except for the parties, the dates of execution and the term of the agreement.

Q. How does the Board of Trustees of the Institutional Daily Assets Fund recommend that I vote?

A. After careful consideration, the Board of Trustees of the Fund recommends that you vote in favor of all the proposals on the enclosed proxy card.

Q.   Whom do I call for more information?

A.   If you need more information, please call 1-800-730-1313.

Q.   How can I vote my shares?

A.   You may choose from one of the following options to vote your shares:

     .    By mail, with the enclosed proxy card and return envelope.

     . By telephone, with a toll-free call to the telephone number that appears on your proxy card.

     . In person at the shareholder meeting (see details enclosed in proxy statement).


Please vote all issues on the proxy card. Thank you for mailing your proxy card promptly.

                            BT INSTITUTIONAL FUNDS

                        Institutional Daily Assets Fund

                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held March 23, 2000

     A Special Meeting of shareholders of BT Institutional Funds (the "Trust") will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, MD 21202 on March 23, 2000 at 11:00 a.m. (the "Special Meeting"). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts, that is comprised of Institutional Daily Assets Fund (the "Fund"), Institutional Cash Management Fund, Institutional Cash Reserves, Institutional Treasury Money Fund, International Equity Fund, Equity 500 Index Fund, Institutional Liquid Assets Fund and Institutional Treasury Assets Fund, which are not addressed in the accompanying Proxy Statement ("Proxy Statement").

     The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I: To approve conversion of the Fund's structure from a stand-alone fund to a master-feeder fund structure, whereby the Fund would invest all of its investable assets in a Portfolio that is a series of BT Investment Portfolios (the "Portfolio Trust").

PROPOSAL II:        To approve or disapprove new investment advisory agreements
                    (each a "New Advisory Agreement" and together the "New
                    Advisory Agreements") for the Portfolio:

                    A. To approve or disapprove a New Advisory Agreement between the Portfolio and Bankers Trust Company ("Bankers Trust") (the "New BT Advisory Agreement").

                    B. To approve or disapprove a New Advisory Agreement between the Portfolio and Deutsche Asset Management, Inc. ("DAMI" and, together with Bankers Trust, the "Advisers") (the "New DAMI Advisory Agreement") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees, who are not "interested persons" ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")).

                    C. To approve or disapprove a new sub-investment advisory agreement (the "New Sub-advisory Agreement," which term, unless otherwise specified, is included within the meaning of New Advisory Agreements) among the Portfolio, DAMI and Bankers Trust under which Bankers Trust may perform certain of DAMI's responsibilities, at DAMI's expense, under the New DAMI Advisory Agreement with the Portfolio.

PROPOSAL III:       To ratify or reject the selection of PricewaterhouseCoopers
                    LLP as the independent accountants for the Portfolio and the Fund for the current fiscal year.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

     The New Advisory Agreements described in Proposals IIA, IIB and IIC, respectively, will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Trust. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amounts of assets to be managed and the fees paid to the investment sub-adviser with and upon the approval of the Board and the Independent Trustees. As more fully discussed in the accompanying Proxy Statement, approval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is generally occasioned by the conversion of the Fund's structure from a stand-alone fund to a master-feeder structure. The New Advisory Agreement with DAMI described in Proposal IIB and the New Sub-advisory Agreement with Bankers Trust described in Proposal IIC will permit Deutsche Bank A.G. ("Deutsche Bank"), the parent of both Bankers Trust and DAMI, upon the approval of the Independent Trustees, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New Advisory Agreement with DAMI is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for DAMI to consolidate Deutsche Bank's U.S. mutual fund operations.

     For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund. Also, actions described as being taken by the Portfolio may actually be taken by the Portfolio Trust on behalf of the Portfolio.

     The close of business on February 15, 2000 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CALL 1-800-730-1313.

     This notice and related proxy material are first being mailed to shareholders on or about March 3, 2000. This proxy is being solicited on behalf of the Trustees of the Trust.

                           By Order of the Board of Trustees,




                              /S/ Daniel O. Hirsch

                              Daniel O. Hirsch, Secretary

New York, New York

March 3, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU ARE VOTING BY TELEPHONE, PLEASE DIAL THE TOLL-FREE NUMBER ON YOUR PROXY CARD AND FOLLOW THE DIRECTIONS GIVEN BY THE AUTOMATED TOUCH-TONE PHONE SYSTEM.

                            BT INSTITUTIONAL FUNDS

                               One South Street
                           Baltimore, Maryland 21202

            PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                March 23, 2000

     This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of BT Institutional Funds (the "Trust") with respect to the Institutional Daily Assets Fund (the "Fund") for use at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on March 23, 2000 at 11:00 am (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card ("Proxy") are expected to be mailed to shareholders on or about March 3, 2000.

     The Trust is comprised of several series. The Fund is a separate series of the Trust, along with seven other funds, which are not addressed in this Proxy Statement.

     If shareholders approve Proposal I, all of the investable assets of the Fund will be invested in a corresponding series (the "Portfolio") of an open-end management investment company (the "Portfolio Trust").

     For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund. Also, actions described as being taken by the Portfolio may actually be taken by the Portfolio Trust on behalf of the Portfolio.

     The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:    To approve conversion of the Fund's structure from a stand-alone fund to a master-feeder fund structure, whereby the Fund would invest all of its investable assets in a Portfolio that is a series of BT Investment Portfolios (the "Portfolio Trust").


PROPOSAL II:   To approve or disapprove new investment advisory agreements (each a "New Advisory Agreement" and together the "New Advisory
               Agreements") for the Portfolio:

               A. To approve or disapprove a New Advisory Agreement between the Portfolio and Bankers Trust Company ("Bankers Trust") (the "New BT Advisory Agreement").

               B. To approve or disapprove a New Advisory Agreement between the Portfolio and Deutsche Asset Management, Inc. ("DAMI" and, together with Bankers Trust, the "Advisers") (the "New DAMI Advisory Agreement") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees, who are not "interested persons" thereof ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")).

               C. To approve or disapprove a new sub-investment advisory agreement (the "New Sub-advisory Agreement," which term, unless otherwise specified, is included within the meaning of the New Advisory Agreements) among the Portfolio, DAMI and Bankers Trust under which Bankers Trust may perform certain of DAMI's responsibilities, at DAMI's expense, under the New DAMI Advisory Agreement with the Portfolio.

PROPOSAL III:  To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants for the Portfolio and the Fund for the current fiscal year.

     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

     Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, or in person by officers or agents of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares and (c) supplementary solicitations to submit Proxies, will be borne by the Fund. If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     The Annual Report of the Fund containing audited financial statements for the fiscal year ended June 30, 1999, as well as the Semi-Annual Report of the Fund (each a "Report"), have previously been furnished to the Fund's shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

     Bankers Trust will vote any shares in accounts as to which it has investment authority, and shares in any other accounts as to which Bankers Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Bankers Trust will vote shares of the Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Bankers Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, with respect to each Proposal, which are not otherwise represented in person or by proxy at the Special Meeting. These shares will be voted by Bankers Trust for, against, or abstaining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meeting. This practice is commonly referred to as "mirror" or "echo" voting.

     In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes).

     Shareholders of record at the close of business on February 15, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 8,806,334,289 shares of the Fund were issued and outstanding.

     In order that your shares may be represented, you are requested to (unless you are voting by telephone):

     .    indicate your instructions on the Proxy;

     .    date and sign the Proxy; and

     .    mail the Proxy promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Fund

     Annex I attached hereto sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares, by (a) the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund; (b) the Trustees; (c) the executive officers of the Fund; and (d) the Trustees and executive officers of the Fund as a group. The number of shares beneficially owned by each Trustee and executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex
I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

     Collectively, the Trustees and executive officers of the Fund own less than 1% of the Fund's outstanding shares.

Background

     The Fund. As indicated earlier, the Fund is a separate series of the Trust. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the investment adviser and custodian of the Fund. Bankers Trust is a wholly-owned subsidiary of Deutsche Bank, A.G. ("Deutsche Bank"), located at 31 West 52 Street, New York, NY 10019. ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101 serves as the placement agent of the Fund. ICC Distributors, Inc. is not affiliated with Bankers Trust, Deutsche Bank or any of their affiliates.

                                   PROPOSAL I
                 TO ADOPT AND IMPLEMENT A NEW INVESTMENT POLICY
          TO AUTHORIZE THE FUND TO CONVERT TO A MASTER-FEEDER STRUCTURE

     The Trustees of the Trust have approved the adoption and implementation of a new fundamental investment policy for the Fund and a modification of the Fund's non-fundamental policies to permit the Fund to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure and to invest all of its investable assets ("Investable Assets") in a newly created portfolio. The newly created portfolio will be named the Daily Assets Portfolio (the "Portfolio").1 The Portfolio will be organized as a separate series of BT

----------
1 The Fund operates as an investment vehicle for collateral in certain securities lending transactions under an exemptive order granted by the Commission. A condition to that order could be interpreted to preclude the Fund from operating in a master-feeder structure. The Fund intends to file a request for an amendment to its order to permit this structure. Although we believe the SEC will grant this order, there is no assurance that it will do so.

Investment Portfolios, the Portfolio Trust, and will have substantially the same investment objective, policies and restrictions as the Fund.

     In the master-feeder fund structure, the Fund would seek to achieve its investment objective by investing in the Portfolio, rather than through investing directly in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. The Portfolio's shares may be offered directly to institutional investors, in addition to other feeder funds, but are not available for purchase directly by members of the general public. The expense ratios, yields and total returns to other investors in the Portfolio may be different from those of the Fund due to differences in expenses.

     The purpose of a master-feeder fund arrangement is to achieve operational efficiencies through economies of scale by achieving a lower ratio of operating expenses to net assets, assuming that the assets of the Portfolio are greater than the assets of any individual feeder fund. There can be no assurance that such economies of scale will be realized, however.

     The Portfolio Trust is a New York trust registered as an open-end management investment company under the 1940 Act. Currently, Bankers Trust (the "Adviser") serves as the Fund's investment adviser and will continue to serve as the Portfolio's investment adviser, unless and until Proposals IIB or IIC are implemented within two years of the date of the Special Meeting.

     If shareholders approve this Proposal, the Fund would convert to a master-feeder fund structure by exchanging all of its Investable Assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

     If shareholders approve this Proposal, the Trustees would convert the Fund to a master-feeder structure during the first half of the year 2000.

Description of the Portfolio

     The Portfolio will be a no-load, open-end management investment company registered under the 1940 Act. The Portfolio Trust was organized as a master trust fund under New York law on March 27, 1993. The investment objective of the Portfolio, a series of the Portfolio Trust, is the same as the investment objective of the Fund. The Portfolio will seek to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions or policies of the Portfolio will be such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

     The investment objective of the Portfolio will not be a fundamental policy. The approval of the Portfolio's investors (i.e., the Fund and other holders of interests in the Portfolio) would be required to change any of its fundamental investment policies or restrictions; however, any change in non-fundamental investment policies or restrictions would not require such approval. The Fund would be able to withdraw its investment in the Portfolio at any time if the Trustees determine, without shareholder approval, that it is in the best interests of the Fund to do so (including if as a result of any changes in fundamental or non-fundamental investment policies or restrictions, the Fund's or the Portfolio's investment objectives, policies or restrictions were no longer substantially the same). Upon any such withdrawal, the Trustees would consider what further action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

     The Portfolio will have its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio.

Modification of Investment Policies and Restrictions

     Certain of the Fund's existing fundamental investment restrictions, such as those limiting investments by the Fund in a single issuer, presently prevent the Fund from using a master-feeder structure. To provide the Fund with the flexibility to use a master-feeder structure, the Board of Trustees has approved a modification to the Fund's fundamental and non-fundamental investment restrictions by adding the following new investment policy:

       "Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund."

     This additional investment policy would also apply to any non-fundamental investment policies or restrictions of the Fund, which would otherwise preclude the Fund from being part of a master-feeder structure.

     In addition, under the Trust's Declaration of Trust, a shareholder vote is required to sell or transfer substantially all of the assets of the Fund. As conversion to a master-feeder fund structure contemplates an exchange of the Fund's investable assets for an interest in the Portfolio, as described above, this conversion requires, under a conservative interpretation of the Trust's Declaration of Trust, the affirmative vote of a "majority" (as defined in the 1940 Act) of the votes cast in person or by proxy at the Special Meeting for the Fund.

The Master-Feeder Structure

     The Investment Adviser and Administrator. If the Fund invests all of its Investable Assets in the Portfolio, the Fund would no longer directly require investment advisory services. For this reason, if the Fund invests all of its Investable Assets in the Portfolio, the Fund would terminate its investment advisory agreement with the Adviser. The investment advisory function would then be performed by the Adviser under an investment advisory agreement with the Portfolio. The Fund would, therefore, indirectly bear its proportionate share of the advisory fees paid by the Portfolio pursuant to its investment advisory agreement with the applicable Adviser rather than pay the applicable Adviser directly for advisory services. Pursuant to the Portfolio's investment advisory agreement, the applicable Adviser will be paid a fee at the same rate and calculated in the same manner as the fee currently being paid by the Fund.

     If approved by shareholders and upon exchange of its Investable Assets for interests in the Portfolio, the Fund and the Portfolio would retain the services of Bankers Trust under an administration agreement. Under the administration agreement, Bankers Trust would provide the Fund and the Portfolio with general office facilities and supervise the overall administration of the Fund. Currently, for these services, Bankers Trust receives compensation from the Fund at a rate equal on an annual basis to 0.02% of the Fund's average daily net assets.

     The Fund's net asset value is determined at 5:30 on each day the Fund is open for business. The Fund uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method writes down the premium - or marks up the discount - at a constant rate until maturity. It does not reflect daily fluctuations in market value. All cash receivables and current payments are valued at face value. Other assets are valued at fair value as determined in good faith by the Fund's Board. The Fund's net asset value will normally be $1.00 a share.

     Voting Rights. Interests in the Portfolio will be fully paid and non-assessable. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio will continue to hold office until their successors are elected and are qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon the affirmative vote of two-thirds of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

     Each holder in the Portfolio, including the Fund, will be entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders that do not vote at the Fund meeting will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund's shareholders who do, in fact, vote.

     Subject to applicable statutory and regulatory requirements, the Fund would not be required to request a vote of its shareholders with respect, to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund; or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Trustees of the Trust.

     Interest Holder Liability. Investments in the Portfolio will not be transferable, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable under the Portfolio's Declaration of Trust for the obligations of the Portfolio only up to the amount of its interest in the Portfolio. However, because the Portfolio's Declaration of Trust will disclaim holder liability and provides for indemnification against such liability, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the new investment structure itself.

Comparative Expenses

     The following table shows the annual expenses for the Fund for the six months ended December 31, 1999, and a pro forma adjustment that includes the estimated costs of operating the Fund in the master-feeder fund structure. The pro forma adjustment assumes, that (a) there were no holders of interests in the Portfolio other than the Fund; (b) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period; and (c) the average daily net assets invested by the Fund in the Portfolio were $6,667,621,280.

---------------------------------------------------------------------------------------------
                                   Average Annual Fund Operating
                                    Expenses for the six months       Aggregate Pro Forma
                                          ended 12/31/991                  Expenses2
---------------------------------------------------------------------------------------------
Management Fees                                0.10%                         0.10%
---------------------------------------------------------------------------------------------
12b-1 Distribution Expenses                     None                         None
---------------------------------------------------------------------------------------------
Other Expenses                                 0.022%                       0.022%
---------------------------------------------------------------------------------------------
Total Operating Expenses                       0.122%                       0.122%
---------------------------------------------------------------------------------------------
Less:  Fee Waivers or Expense
 Reimbursement                                (0.002)%                     (0.102)%
---------------------------------------------------------------------------------------------
Net Expenses                                   0.12%                         0.02%
---------------------------------------------------------------------------------------------

1 For the 16-month period from the Fund's fiscal year ended June 30, 1999, Bankers Trust contractually agreed to waive its fees and reimburse expenses so that total expenses would not exceed .12%. On or about the time of the master-feeder conversion, Bankers Trust will contractually agree to waive its fees and reimburse expenses so that total expenses will not exceed 0.02%.

2 Pro forma expenses show the projected annual expenses after the conversion to Master-feeder structure and with an expense cap of 0.02%.

* After expense limitation. See "Expense Limitation" below.

Expense Limitation. As noted above, Bankers Trust has contractually agreed to waive its expenses. In the absence of the Expense Limitation, the Management Fee is estimated to be, on a pro forma basis, approximately 0.10% and the Total Operating Expenses are estimated to be, on a pro forma basis, 0.12%. When the contract expires, Bankers Trust may modify such limitation in the future at its discretion, although it has no current intention to do so.

Example1

     Hypothetically assume that the Fund's annual return is 5% and that its total operating expenses are exactly as described in the column captioned "Aggregate Pro Forma Expenses." For every $10,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

-------------------------------------------------------------------------------------------------
                                      1 year         3 years         5 years         10 years
-------------------------------------------------------------------------------------------------
Current structure                      $13             $40             $70             $159
-------------------------------------------------------------------------------------------------
Pro forma                              $2              $6              $12             $26
-------------------------------------------------------------------------------------------------

1 For the 16 months, the expense example takes into account fee waivers and reimbursements.

     The purpose of the table is to assist shareholders in understanding the various costs and expenses that a shareholder in the Fund will bear directly and indirectly both under the current structure and on a pro forma basis if the master-feeder structure is approved. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown.

     If the Fund were converted to a master-feeder structure, the Fund would receive the same administrative services under the master-feeder structure at the same fees as are currently provided to the Fund. Under the New Advisory Agreements, the Portfolio would receive the same investment advisory services at the same fee rates as are currently provided to the Fund. The New Advisory Agreements would, however, be between the applicable Adviser and the Portfolio, rather than the Fund.

     If the Fund is converted to a master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated above due to changes in the Fund's and the Portfolio's expenses and net asset value between December 31, 1999 and the conversion date. Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated, except for the new Expense Limitation.

Tax Considerations

     The Trust anticipates that its contribution of the Fund's Investable Assets to the Portfolio in exchange for an interest in the Portfolio in the manner contemplated will not result in the recognition of gain or loss to the Fund for federal income tax purposes.

     As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing and other requirements imposed by the Code. The Portfolio will be organized and intends to conduct its operations in a manner such that, (a) it also will not be required to pay any federal income or excise taxes; and (b) the Fund, by investing all of its Investable Assets in the Portfolio, will be able to continue to qualify as a regulated investment company under the Code.

         At a meeting of the Board held on December 8, 1999 a majority of the Board, including the Independent Trustees, approved (subject to shareholder approval) the conversion of the Fund from a stand-alone fund structure to a master-feeder fund structure. In reaching this conclusion, the Board considered a number of factors, including the operational efficiencies expected to be obtained by achieving structural consistency with the other series in the Trust (most of which presently operate as master-feeder funds); that the fees paid by the Trust for the advisory, administrative and distributive services provided to the Fund would remain the same; the economies of scale that may be realized through conversion to a master-feeder fund structure; and the opportunity that the conversion provides to pursue additional distribution outlets for the Fund. Based on the factors discussed above and others, the Board determined that the conversion of the Fund to a master-feeder fund structure is in the best interest of the Fund and its shareholders.

     Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Trust vote "FOR" the conversion of the Fund to a master-feeder fund structure as set forth in this Proposal.

     If the conversion of the Fund to a master-feeder fund structure is approved, the Board will proceed to invest all of the Investable Assets of the Fund in the Portfolio, as described above. If the conversion of the Fund to a master-feeder fund structure is not approved, the Board will consider whether any other action is appropriate in the interests of the shareholders.

PROPOSALS IIA, IIB, IIC AND III

     The shareholders of the Fund may authorize the Fund to vote on certain matters as the initial holder in the Portfolio. That vote is expected to take place just after the Fund's investment in the Portfolio. Specifically it is expected that the Portfolio will ask its holders to vote to:

     . Approve the investment advisory agreement between the Portfolio Trust, on behalf of the Portfolio, and its investment adviser and/or sub-adviser; and

     . Ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Portfolio.

These proposals are further described below and later in this Proxy Statement.

     If authorized by the shareholders, the Trust, on behalf of the Fund, will cast its votes in favor of each of these proposals. At the present time it is anticipated that the Fund will initially own substantially all of the interests in the Portfolio.

                            PROPOSAL IIA, IIB AND IIC
                       APPROVAL OF NEW ADVISORY AGREEMENTS

     The New Advisory Agreements will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Fund 1. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amounts of assets to be managed and the fees paid to the applicable investment sub-adviser with and upon the approval of the Board and of the Independent Trustees. As more fully discussed below, approval of the New Advisory Agreements, which provides for the same services to be provided at the same fees, is generally occasioned by the conversion of the Fund from a stand-alone fund to a master-feeder fund. The New DAMI Advisory Agreement described in Proposal IIB and the New Sub-advisory Agreement with Bankers Trust described in Proposal IIC will permit Deutsche Bank, upon the approval of the Independent Trustees, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New DAMI Advisory Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for DAMI to consolidate Deutsche Bank's U.S. mutual fund operations.

Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.


----------
1 Although unrelated to the master-feeder conversion, on or about the time of the conversion, Bankers Trust will contractually agree to waive its fees and reimburse expenses so the total expenses will not exceed 0.02%.

The Current Advisory Agreement

     The Current Advisory Agreement. Bankers Trust has served as investment adviser to the Fund pursuant to an investment advisory agreement between Bankers Trust and the Fund (the "Current Advisory Agreement"). The date of the Current Advisory Agreement is June 4, 1999. The Current Advisory Agreement was most recently approved by the Board on July 27, 1999. Under the Agreement, the advisory fee rate is 0.10%. The amount paid by the Trust for services rendered to the Fund pursuant to the Current Advisory Agreement was $3,353,760./1/

     The advisory fee rate charged to the Trust under the Current Advisory Agreement and the New BT Advisory Agreement would continue to apply under the New DAMI Advisory Agreement. DAMI, and not the Trust, would be solely responsible for paying the sub-advisory fees, which may vary from time to time as approved by the Independent Trustees. The sub-advisory fees would be paid by DAMI directly to the sub-adviser. In addition, the Advisers have advised the Portfolio that it can expect to continue to receive the same level and quality of services as the Fund has received under the Current Advisory Agreement. The Advisers have represented to the Board that in the event of any material change in the investment management personnel of the Advisers responsible for providing services to the Portfolio, the Advisers will apprise and consult with the Board to ensure that the Board, including a majority of the Board's Independent Trustees, is satisfied that the services provided by the Advisers will not be diminished in scope and quality.

The New Advisory Agreements

     The New Advisory Agreements. The form of the New Advisory and Sub-advisory Agreement is attached to this Proxy Statement as Exhibit A. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the Board or by the shareholders of the Portfolio, provided that they are also approved by a majority of the Independent Trustees. The terms and conditions of the New Advisory Agreements, other than the parties and the dates of execution, effectiveness and initial term, are substantially the same as those of the Current Advisory Agreement. In addition, the form of the New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment sub-adviser with and upon approval of the Board and the Independent Trustees.

     If the New DAMI Advisory Agreement and/or the New Sub-advisory Agreement is approved, Bankers Trust will continue to perform its advisory duties under the New BT Advisory Agreement until the New DAMI Advisory Agreement and/or the New Sub-advisory Agreement, as applicable, is implemented. DAMI, as Adviser, and Bankers Trust, as sub-adviser, would perform its respective advisory duties and be paid its respective advisory fees only upon implementation of the applicable New Advisory Agreement.

     Under the terms of the New Advisory Agreements, as under the Current Advisory Agreement, each of the Advisers agrees to furnish the Portfolio with investment advisory and other services in connection with a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Subject to the supervision and control of the Board, each of the Advisers agrees to, (a) conform to all applicable rules and regulations of the Commission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will conduct its activities under the New Advisory Agreements in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries; (b) provide the services rendered by it in accordance with the Portfolio's investment objectives and policies as stated in the Prospectus and Statement of Additional Information of the Portfolio, as from time to time in effect, and the Portfolio's then current registration statement on Form N-1A as filed with the Commission and the then current offering Memorandum if the Fund is not registered under the 1933 Act; (c) place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer selected by it; (d) determine from time to time what securities or other investments will be
----------
/1/ Pursuant to an Expense Limitation Agreement between Bankers Trust and the Trust, the total fund operating expenses for the Fund are capped for the current fiscal year. The fee rate and fee shown do not reflect the cap.

purchased, sold or retained by the Portfolio; and (e) maintain books and records with respect to the securities transactions of the Portfolio and render to the Board such periodic and special reports as they may request.

     The Advisory Fee. The investment advisory fee rate charged to the Portfolio under the New BT Advisory Agreement and the New DAMI Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement. As noted above, the investment advisory fee payable under the New Sub-advisory Agreement would be paid by DAMI, not the Portfolio, and may vary from time to time, subject to approval of the Board, including a majority of the Independent Trustees.

     Bankers Trust is paid a fee under the Current Advisory Agreement for its services, calculated daily and paid monthly, equal, on an annual basis, to 0.10% of the Fund's average daily net assets. On or about the time of the master-feeder conversion described above, Bankers Trust will contractually agree to waive its fees so that the total expenses will be lower.

     Generally. If approved, the New Advisory Agreements, as applicable, will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually;
(a) by the Portfolio's Board or by the holders of a majority of the Portfolio's outstanding voting securities; and (b) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreement, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Board or by a "majority" vote of the shareholders of the Portfolio (as defined in the 1940 Act and) or upon 60 days' written notice by the applicable Adviser.

     The services of the Advisers are not deemed to be exclusive and nothing in the New Advisory Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, the Advisers are obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolio bears certain other expenses including the fees of the Portfolio's Board. The Portfolio also pays any extraordinary expenses incurred.

     Under the New Advisory Agreements, each of the Advisers will exercise its best judgment in rendering its advisory services. The Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect the Advisers against any liability to the Portfolio or to its shareholders to which the Advisers could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or by reason of the Advisers' reckless disregard of their obligations and duties under the New Advisory Agreements.

The Advisers

     Bankers Trust. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Bankers Trust is a bank and, therefore, currently not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financing. Bankers Trust also engages in trading currencies, securities, derivatives and commodities. In addition to providing investment advisory services to the Fund, Bankers Trust serves as investment adviser to 31 other investment companies and investment sub-adviser to 34 other investment companies. (See Annex II for a list of those investment companies that Bankers Trust advises that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies.) As of December 31, 1999, Bankers Trust had $285 billion of assets under management.

     The names, business addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below.

     Name and Address                      Principal Occupation
     ----------------                      --------------------

Josef Ackermann                   Chairman of the Board, Chief Executive
Deutsche Bank A.G.                Officer and President, Bankers Trust
Taunusanlage 12                   Company; Member, Board of Managing
D-60262 Frankfurt am Main         Directors, Deutsche Bank A.G.
Federal Republic of Germany


Hans Angermueller                 Director, Bankers Trust; Director of various
Shearman & Sterling               corporations; Shearman & Sterling, of counsel
599 Lexington Avenue
New York, NY 10022


George B. Beitzel                 Director, Bankers Trust;
29 King Street                    Director of various corporations
Chappaqua, NY  10514-3432


William R. Howell                 Chairman, Bankers Trust;
J.C. Penney Company, Inc.         Director of various corporations
P.O. Box 10001
Dallas, TX  75301-1109


Hermann-Josef Lamberti            Member, Board of Managing Directors,
Deutsche Bank A.G.                Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany


John A. Ross                      Regional Chief Executive Officer,
Deutsche Bank A.G.                Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY 10019


Ronaldo H. Schmitz                Member, Board of Managing Directors,
Deutsche Bank A.G.                Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany


     In addition to serving as investment adviser to the Fund, Bankers Trust also serves as administrator, transfer agent and custodian of the Fund. These services will continue to be provided to the Fund and the Portfolio by Bankers Trust after approval of the New Advisory Agreements. The Fund paid fees to Bankers Trust in the amount of $7,642,794 for these services for the most recently completed fiscal year.

     DAMI is a corporation organized under the laws of the State of Delaware and is a registered investment adviser under the Advisers Act. It is located at 885 Third Avenue, 32nd Floor, New York, NY 10022. DAMI provides a full range of investment advisory services to institutional clients. DAMI serves as investment adviser to 11 other investment companies and is sub-adviser to five other investment companies. DAMI is a subsidiary of Deutsche Bank. DAMI currently manages a wide range of pension, corporate, insurance, local authority, government and private clients worldwide. (See Annex II for a list of those investment companies that DAMI advises that have investment objectives similar to those of the Portfolio.)

     The names, business addresses and principal occupations of the current directors and chief executive officer of DAMI are set forth below. Except as otherwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at DAMI constitute their principal occupation.

Name and Address                  Principal Occupation

Richard Marin                     President and Director, Deutsche Asset
Park Avenue                       Asset Management, Inc.; Managing Director,
New York, NY 10017                Bankers Trust Company

David Westover Baldt              Executive Vice President and Director,
                                  Deutsche Asset Management, Inc.

Audrey Mary Theresa Jones         Executive Vice President, Portfolio
                                  Manager and Director, Deutsche Asset Management, Inc.

Robert H. Smith                   Chairman and Director, Deutsche Asset Management, Inc.;
                                  Chief Executive Officer, Deutsche Asset Management; Inc.
                                  Chairman  and Chief Executive Officer, Morgan Grenfell
                                  Development Capital

Steven Schneider                  Managing Director, Bankers Trust
280 Park Avenue                   Company
New York, NY 10017

Additional Information

     On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The Commission has granted Bankers Trust a temporary order under Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. The Commission has extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order. However, there is no assurance that the Commission will grant a permanent order.

Recommendation of the Board

     At a meeting of the Board held on December 8, 1999 called for the purpose of, among other things, voting on approval of the New Advisory Agreement with the Portfolio, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement 1. In reaching this conclusion, the Board obtained from Deutsche Bank and Bankers Trust such information as they deemed reasonably necessary to approve Bankers Trust

----------
1 The Trustees also met on July 15 and July 27, 1999 to discuss the New Advisory Agreements for the Fund. The details described herein were considered by the Board collectively at several meetings described herein. These advisory agreements were approved by shareholders of the Fund on October 8, 1999. The New Advisory Agreements with the Portfolio are substantially the same as those approved for the Fund by shareholders in October, except for the parties and the dates of execution, effectiveness and initial terms.

as investment adviser to the Portfolio. Additionally, the Board considered a number of factors, including, among other things, the nature, scope and quality of services that Bankers Trust would likely provide to the Portfolio; the quality of the personnel of Bankers Trust; Bankers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New BT Advisory Agreement contains substantially the same terms and conditions as the Current Advisory Agreement. Based on the factors discussed above and others, the Board determined that the New BT Advisory Agreement is fair and reasonable and in the best interest of the Portfolio and its shareholders.

     With respect to the approval of the New DAMI Advisory Agreement and the New Sub-advisory Agreement, the Board obtained from Deutsche Bank and DAMI such information as it deemed reasonably necessary to approve DAMI as investment adviser to the Portfolio. The Board considered the same factors described above for the New BT Advisory Agreement with regard to the New DAMI Advisory Agreement and the New Sub-advisory Agreement. The Board also considered a number of other factors, including the capacity of DAMI to perform its duties under the New Advisory Agreements; the high degree of continuity of investment management personnel expected to be available to the Portfolio because most of the personnel of Bankers Trust who provide services under the Current Advisory Agreement will be employed by DAMI; the financial standings of Deutsche Bank and DAMI; the benefits to the Portfolio from technological advances being instituted by Deutsche Bank on a world-wide basis; and the experience and expertise of DAMI as an investment adviser, as reflected in its amount of assets under management.

     The Board was apprised that the deferral in implementing the New DAMI Advisory Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for DAMI to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisers also emphasized to the Board that the New DAMI Advisory Agreement and the New Sub-advisory Agreement would be implemented only upon the approval of the Independent Trustees based on information they then deemed adequate and necessary to consider these arrangements. At the December 8, 1999 meeting of the Board, a majority of the Board, including a majority of the Independent Trustees, approved the New DAMI Advisory Agreement and the New Sub-advisory Agreement.

     Based on the factors discussed above and others, the Board determined that the New DAMI Advisory Agreement and the New Sub-Advisory Agreement are fair and reasonable and in the best interest of the shareholders.

     In addition, at meetings held on March 24 and April 21, 1999 the Board, including the Independent Trustees, also were apprised of the guilty pleas discussed above.

     Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the approval of the New Advisory Agreements as set forth in these Proposals.

     If the New BT Advisory Agreement is approved by the shareholders, it will continue in effect as described above. If the New DAMI Advisory Agreement and/or the New Sub-advisory Agreement are not approved by the shareholders, the New BT Advisory Agreement, if it has been approved by the shareholders, will continue in effect in accordance with its terms while the Board considers whether and the extent to which other action is appropriate based upon the interests of the shareholders.

                                 PROPOSAL III

  RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                  ACCOUNTANTS FOR THE PORTFOLIO AND THE FUND

     The Board, including a majority of the Independent Trustees, has approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the Portfolio and the Fund for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of the Fund since the date of the Fund's inception and has advised the Trust that they have no direct or indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

     Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Trust on behalf of the Fund vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                 VOTE REQUIRED

     Approval of Proposal I with respect to the change in structure and Proposals IIA, IIB and IIC with respect to the Portfolio's New Advisory Agreements require the affirmative vote of a "majority" of the outstanding shares of the Fund. "Majority" (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the special meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund present and voting at the special meeting. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I, IIA, IIB and IIC, which require the approval of a specified percentage of the outstanding shares of the Fund.

     Approval of Proposal III with respect to the selection of the independent accountants of the Fund requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting for the Fund. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal III.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS I, IIA, IIB, IIC, AND III. ANY UNMARKED PROXIES WILL BE SO VOTED.

     The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

     Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee. Meetings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, UNLESS THEY ARE VOTING BY TELEPHONE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                  By Order of the Board of Trustees,


                                  /S/ Daniel O. Hirsch
                                  Daniel O. Hirsch, Secretary
March 3, 2000

                                                                         Annex I
                        INSTITUTIONAL DAILY ASSETS FUND

(a) 5% Shareholders as of February 15, 2000.

----------------------------------------------------------------------------------------------------------------------
Name and address of Beneficial Owner                    Shares Beneficially Owned          Percent Ownership of
                                                                                            Outstanding Shares
----------------------------------------------------------------------------------------------------------------------
Los Angeles Fire and Police Pension
Mr. Thomas Lopez                                               997,493,968                        11.33%
360 East Second Street
Suite 600
Department of Pensions
Los Angeles, CA  90012-4203
----------------------------------------------------------------------------------------------------------------------

Lockheed Martin Corporation                                    900,642,040                        10.23%
Ms. Cora Ingrim
6705 Rockledge Drive
Suite 550
Bethesda, MD  20817
----------------------------------------------------------------------------------------------------------------------

Fidelity Commonwealth Trust: Spartan Market Index              563,679,192                        6.40%
(500) Fund
Mr. Craig Spurr
82 Devonshire Street
Boston, MA  02109-3614
----------------------------------------------------------------------------------------------------------------------

Washington University                                          529,939,038                        6.02%
Ms. Barbara R. Feiner
7425 Forsyth Boulevard
Campus Box 1047
St. Louis, MO  63105
----------------------------------------------------------------------------------------------------------------------

Employees Retirement System of the State of Hawaii             485,985,715                        5.52%
Mr. Nathan Fisher
201 Merchant Street
Suite 1400
Honolulu, HI  96813-2980
----------------------------------------------------------------------------------------------------------------------
(b)Trustees                                                                                         *
----------------------------------------------------------------------------------------------------------------------
(c)Executive Officers                                                                               *
----------------------------------------------------------------------------------------------------------------------
(d)Trustees and Executive Officers as a Group                                                       *
----------------------------------------------------------------------------------------------------------------------

----------
* The Trustees and the executive officers of the Fund and the Trustees and executive officers as a group own less than 1% of the Fund's outstanding shares.

                                                                        Annex II


Funds Advised by Bankers Trust:

-------------------------------------------------------------------------------------------------------------------------
                                                    Net Assets (As of Most Recently     Advisory Fee as a Percentage of
                                                    Completed Fiscal Year, 12/30/99)    Average Daily Net Assets
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio:
-------------------------------------------------------------------------------------------------------------------------
   Includes the following feeder funds:
-------------------------------------------------------------------------------------------------------------------------
        BT Institutional Liquid Assets Fund                   $3,319,577,659                         0.15%
-------------------------------------------------------------------------------------------------------------------------
        BT Institutional Treasury Assets Fund                  $638,866,440                          0.15%
-------------------------------------------------------------------------------------------------------------------------

   Funds Advised by DAMI:

   None.

                                                                       EXHIBIT A
[FORM OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT]
--------------------------------------------------------

AGREEMENT made as of [_________________] by and between [Trust Name], a (state of organization) (herein called the "Trust") and [________________] (herein called the "Investment Adviser") [and [______________] (herein called the "Investment Subadviser")].

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be created in the future (each, a "Fund") as listed on Exhibit A hereto, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

[WHEREAS, the Investment Adviser desires to retain the Investment Subadviser to perform certain of the Investment Adviser's duties under this Agreement, and the Investment Subadviser is willing to so render such services on the terms hereinafter set forth;]7

NOW, THEREFORE, this Agreement

W I T N E S S E T H:

In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The [Trust] [Investment Adviser] hereby appoints the [Investment
   -----------
Adviser] [Investment Subadviser] to act as [investment adviser] [investment subadviser] to each Fund for the period and on the terms set forth in this Agreement. The [Investment Adviser] [Investment Subadviser] accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. Management. Subject to the supervision of the [Board of Trustees of the
   ----------
Trust] [Investment Adviser], the [Investment Adviser] [Investment Subadviser] will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The [Investment Adviser] [Investment Subadviser] will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The [Investment Adviser] [Investment Subadviser] will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then-current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The [Investment Adviser] [Investment Subadviser] further agrees that: it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries; it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the [Investment Adviser] [Investment Subadviser] will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the [Investment Adviser] [Investment Subadviser] may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide

----------
1 Contained in the form of Investment Sub-advisory Agreement only.

brokerage and research services (within the meaning of Section 28(e) of the 1934
Act) to or for the benefit of any fund and/or other accounts over which the [Investment Adviser] [Investment Subadviser] or any of its affiliates exercises investment discretion. Subject to the review of the [Trust's Board of Trustees] [Investment Adviser] from time to time with respect to the extent and continuation of the policy, the [Investment Adviser] [Investment Subadviser] is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the [Investment Adviser] [Investment Subadviser] determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the [Investment Adviser] [Investment Subadviser] with respect to the accounts as to which it exercises investment discretion; and it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trustees] [Investment Adviser] such periodic and special reports as the Board may request.

3. [Subject to the provisions of this Agreement, the duties of the Investment Subadviser, the portion of portfolio assets that the Subadviser shall manage, and the fees to be paid the Investment Subadviser by the Investment Adviser under and pursuant to this Agreement may be adjusted from time to time by the Investment Adviser with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Act] 1

4. Services Not Exclusive. The investment advisory services rendered by the
   ----------------------
[Investment Adviser] [Investment Subadviser] hereunder are not to be deemed exclusive, and the [Investment Adviser] [Investment Subadviser] shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

5. Books and Records. In compliance with the requirements of Rule 31a-3 of the
   -----------------
Rules under the 1940 Act, the [Investment Adviser] [Investment Subadviser] hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the [Trust] [Investment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The [Investment Adviser] [Investment Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

6. Expenses. During the term of this Agreement, the [Investment Adviser]
   --------
[Investment Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including brokerage commissions, if any) for the Fund.

7. Compensation. For the services provided and the expenses assumed pursuant to
   ------------
this Agreement, The [Trust] [Investment Adviser] will pay the [Investment Adviser] [Investment Subadviser], and the [Investment Adviser] [Investment Subadviser] will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.

8. Limitation of Liability of the [Investment Adviser] [Investment Subadviser]:
   ---------------------------------------------------------------------------
Indemnification.
----------------

The [Investment Adviser] [Investment Subadviser] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Investment Adviser] [Investment Subadviser] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; Subject to the exceptions and limitations contained in Section 7(c) below:

(i) the [Investment Adviser] [Investment Subadviser] (hereinafter referred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes

----------
1 Provision contained in the form of Investment Subadvisory Agreement only.

involved, as a party or otherwise, by virtue of his being or having been the [Investment Adviser] [Investment Subadviser] of the Fund, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(c) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [Investment Adviser] or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; by the court or other body approving the settlement; or by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

(e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking or
(ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

9. Duration and Termination. This Agreement shall be effective as to a Fund as
   ------------------------
of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the [Investment Adviser] [Investment Subadviser], or by the [Investment Adviser] [Investment Subadviser] as to the [Trust] [Investment Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment Adviser]. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

10. Amendment of this Agreement. No material term of this Agreement may be
    ---------------------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

11.  Representations and Warranties. The [Investment Adviser] [Investment
     -------------------------------
Subadviser] hereby represents and warrants as follows:

[The [Investment Adviser] [Investment Subadviser] is exempt from registration under the 1940 Act:]

The [Investment Adviser] [Investment Subadviser] has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

The performance by the [Investment Adviser] [Investment Subadviser] of its obligations under this Agreement does not conflict with any law to which it is subject.

12. Covenants. The [Investment Adviser] [Investment Subadviser] hereby covenants
    ---------
and agrees that, so long as this Agreement shall remain in effect:

The [Investment Adviser] [Investment Subadviser] shall remain either exempt from, or registered under, the registration provisions of the Advisers Act; and

The performance by the [Investment Adviser] [Investment Subadviser] of its obligations under this Agreement shall not conflict with any law to which it is then subject.

13. Notices. Any notice required to be given pursuant to this Agreement shall be
    -------
deemed duly given if delivered or mailed by registered mail, postage prepaid,
(a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006 , [(b) to the Subadviser, [Address] or ](c) to the Trust, c/o BT Alex. Brown, Incorporated, One South Street, Baltimore, Maryland 21202.

14. Waiver. With full knowledge of the circumstances and the effect of its
    ------
action, the [Investment Adviser] [Investment Subadviser] hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the [Trust] [Investment Adviser] under this Agreement.

15. Miscellaneous. The captions in this Agreement are included for convenience
    -------------
of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the ______________________________, without reference to principles of conflicts of law. The Trust is organized under the laws of _________________________________ pursuant to a ______________ dated
______________. No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
[SIGNATORIES]

EXHIBIT A
---------

TO
INVESTMENT ADVISORY AGREEMENT
MADE AS OF ____________________
BETWEEN
[Trust Name] AND [______________]

Fund                                                     Investment Advisory Fee
----                                                     -----------------------

                              FORM OF PROXY CARD
                            BT INSTITUTIONAL FUNDS
                        INSTITUTIONAL DAILY ASSETS FUND
                     One South Street, Baltimore, Maryland
                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
             11:00 A.M., Eastern time, on Thursday, March 23, 2000

The undersigned hereby appoints Daniel O. Hirsch and Amy M. Olmert to each of them, with full power of substitution as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, IIA, IIB, IIC and III. All ABSTAIN votes will be counted only in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO THE INSTITUTIOANL DAILY ASSETS FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS I, IIA, IIB, IIC AND III.

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof. Receipt of the notice and the Proxy Statement, dated March 3, 2000 (the "Proxy Statement"), is hereby acknowledged.


To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

Please mark boxes in blue or black ink.

Vote on Proposals

I.
     Approval of conversion of the Fund's structure from a stand-alone fund structure to a master-feeder structure whereby the Fund would invest all if its investable assets in a the Daily Assets Portfolio.

                                  FOR          AGAINST                ABSTAIN

IIA.
     Approval of New Investment Advisory Agreement between the Portfolio and Bankers Trust Company.

                                  FOR          AGAINST                ABSTAIN

IIB.
     Approval of New Investment Advisory Agreement between the Portfolio and Deutsche Asset Management, Inc.

                                  FOR          AGAINST                ABSTAIN

IIC.
     Approval of New Investment Sub-advisory Agreement among the Portfolio, Deutsche Asset Management, Inc., and Bankers Trust Company.

                                  FOR          AGAINST                ABSTAIN

III.
     Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.

                                  FOR          AGAINST                ABSTAIN



--------------------------------------------------------------------------------
PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.








                                  ----------------------------------------------
                                  (Title or Authority)



                                  ----------------------------------------------
                                   (Signature)



                                  ----------------------------------------------
                                   (Signature)


                                  Dated: [____________________________], 2000
                                  (Joint owners should EACH sign. Please sign
                                  EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.